EXHIBIT 99.2

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

               This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of April 14, 2004, between Bear Stearns Commercial Mortgage, Inc., as seller (the "Seller" or "BSCMI") and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

               The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule").

               The Purchaser intends to transfer or cause the transfer of (i) the Mortgage Loans and (ii) certain mortgage loans transferred by Bank of America, N.A. ("Bank of America") to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bank of America and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, N.A., as master servicer (the "Master Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee (in such capacity, the "Trustee") and as REMIC administrator and ABN AMRO Bank N.V., as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

               BACM intends to sell the Registered Certificates to Banc of America Securities LLC ("Banc of America"), Bear, Stearns & Co Inc. ("BSCI"), Goldman, Sachs & Co. ("Goldman Sachs") and Wachovia Capital Markets, LLC ("Wachovia") (collectively, the "Underwriters") pursuant to an underwriting agreement, dated as of April 1, 2004 (the "Underwriting Agreement"). BACM intends to sell certain of the remaining Classes of Certificates (the "Non-Registered Certificates") to Banc of America and BSCI, as initial purchasers thereof (together the "Initial Purchasers"), pursuant to a certificate purchase agreement dated as of dated April 1, 2004 (the "Certificate Purchase Agreement"), among BACM, Banc of America and BSCI. The Registered Certificates are more fully described in the prospectus dated April 1, 2004 (the "Basic Prospectus"), and the supplement to the Basic Prospectus dated April 1, 2004 (the "Prospectus Supplement"; and, together with the Basic Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered Certificates are more fully described in that certain private placement memorandum dated April 1, 2004 (the "Memorandum"), as each may be amended or supplemented at any time hereafter.

               The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of April 1, 2004 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

               Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

               SECTION 1. Agreement to Purchase.

               The Seller agrees to sell, and the Purchaser agrees to purchase the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be $366,379,330.43, which amount includes interest accrued on the Mortgage Loans on or after the Cut-off Date and which amount shall be payable on or about April 14, 2004 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

               SECTION 2. Conveyance of the Mortgage Loans.

               (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans.

               (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

               (c) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the Mortgage File with respect to each of the Mortgage Loans; provided that the Purchaser hereby directs the Seller to prepare and the Seller shall prepare or cause to be prepared (or permit the Purchaser to prepare) with respect to the Mortgage Loans, the assignments of Mortgage, assignments of Assignment of Leases and UCC financing statements on Form UCC-2 or UCC-3, as applicable, from the Seller in favor of the Trustee (in such capacity) or in blank. The Seller shall at its expense, within 45 days after the Closing Date or, in the case of a Replacement Mortgage Loan, after the related date of substitution, unless recording/filing information is not available by such time for assignments solely due to recorder's office delay, in which case such submission shall be made promptly after such information does become available from the recorder's office, submit or cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment referred to in the immediately preceding sentence. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall in each such case promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and thereafter shall in each such case, at its own expense, submit the substitute or corrected documents or cause such to be submitted for recording or filing, as appropriate.

               (d) On or before the Closing Date, the Seller shall deliver or cause to be delivered to the Purchaser or to its designee all of the following items: (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls and tenant estoppels in the possession or under the control of the Seller that relate to the Mortgage Loans and originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans and that are reasonably required for the ongoing administration and servicing of the Mortgage Loans (except to the extent such items represent attorney-client privileged communications and confidential credit analysis of the client or are to be retained by a sub-servicer that will continue to act on behalf of the Purchaser or its designee); and (ii) all Escrow Payments and Reserve Funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipient of the items described in clauses (i) and (ii) of the preceding sentence shall be the Master Servicer.

               (e) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

               (f) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(e). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, the delivery requirements of Section 2(e) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(e) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan.

               (g)  [Reserved].

               (h)  [Reserved].

               (i) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

               (j) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

               SECTION 3. Examination of Mortgage Loan Files and Due Diligence Review.

               The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

               SECTION 4. Representations, Warranties and Covenants of the
Seller.

               (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

               (i) The Seller is a corporation, duly authorized, validly existing and in good standing under the laws of the State of New York.

               (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

               (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

               (vi) No litigation is pending with regard to which the Seller has received service of process or, to the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

               (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

               (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

               (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and the terms of the Pooling and Servicing Agreement; provided that if the Seller certifies in writing to the Purchaser (i) that any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the REMIC Provisions, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation
Section 1.860G-2(f)), the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. For purposes of remediating a Material Breach or Material Document Defect with respect to any Mortgage Loan, "Resolution Extension Period" shall mean the 90-day period following the end of the applicable Initial Resolution Period.

               If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

               If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Crossed-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Crossed-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Crossed-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Crossed-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, and (b) 1.25x and (ii) the loan-to-value ratio for any remaining Crossed-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, and (b) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Crossed-Collateralized Mortgage Loans or Mortgaged Properties.

               To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Loan, to forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgage Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

               Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall
(i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

        If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

        The Seller's obligation to cure any Material Breach or Material Document Defect or repurchase or substitute any affected Mortgage Loan or Mortgaged Property pursuant to this Section 4(c) constitute the sole remedies available to the Purchaser in connection with a breach of any of the Seller's representations and warranties contained in Section 4(b) and it is acknowledged and agreed that those representations and warranties are being made for risk allocation purposes only.

        It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

               SECTION 5. Representations, Warranties and Covenants of the Purchaser.

               The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

               (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

               (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

               (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

               (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

               (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

               SECTION 6. Accountants' Letters.

               The parties hereto shall cooperate with Ernst & Young LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

               SECTION 7. Closing.

               The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

               The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

               (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

               (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

               (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

               (iv) [Reserved];

               (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

               (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

               (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

               Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

               SECTION 8. Closing Documents.

               (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

               (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

               (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters, and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

               (d) Certificate of good standing regarding the Seller from the Secretary of State of the State of New York, dated not earlier than 30 days prior to the Closing Date; and

               (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

               (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers, and each Rating Agency any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

               (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

               (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

               (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

               (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

               SECTION 9. Costs.

               The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

               SECTION 10. Notices.

               All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-21-02, Charlotte, North Carolina 28255, Attention:
David Gertner, telecopy number: (704) 386-1094, or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bear Stearns Commercial Mortgage, Inc., 383 Madison Avenue, New York, New York 10179, Attention: J. Christopher Hoeffel, Senior Managing Director, Commercial Mortgage Department (with copies to Joseph J. Jurkowski, Jr., Managing Director, Legal Department), or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

               SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

               All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

               SECTION 12. Severability of Provisions.

               Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

               SECTION 13. Counterparts.

               This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               SECTION 14. GOVERNING LAW.

               THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

               SECTION 15. Further Assurances.

               The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

               SECTION 16. Successors and Assigns.

               The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

               SECTION 17. Amendments.

               No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

               SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

               The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

               SECTION 19. Cross-Collateralized Mortgage Loans.

               Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

               SECTION 20. Entire Agreement.

               Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

               SECTION 21. Waiver of Trial by Jury.

               THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

               SECTION 22. Miscellaneous.

               Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                 BEAR STEARNS COMMERCIAL MORTGAGE, INC.



                                 By: /s/ Michael A. Forastiere
                                    --------------------------------------------
                                     Name:  Michael A. Forastiere
                                     Title: Managing Director



                                 BANC OF AMERICA COMMERCIAL MORTGAGE INC.



                                 By: /s/ Manish Parwani
                                    --------------------------------------------
                                     Name:  Manish Parwani
                                     Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

Sequence
 Number    Loan Number    Originator                  Property Name                               Street Address
    5         39285          BSCMI      1230 Teller Avenue                               1230 Teller Avenue
    6         39287          BSCMI      111 Mount Hope Place                             111 Mount Hope Place
    7         39677          BSCMI      2300 Grand Concourse                             2300 Grand Concourse
    8         39284          BSCMI      690 Gerard Avenue                                690 Gerard Avenue
    10        39376          BSCMI      230 East 167th Street                            230 East 167th Street
    11        39283          BSCMI      111 East 167th Street                            111 East 167th Street
    12        39286          BSCMI      610 Trinity Avenue                               610 Trinity Avenue
    14        39670          BSCMI      1210 Sherman Avenue                              1210 Sherman Avenue
    15        39674          BSCMI      1344 University Avenue                           1344 University Avenue
    16        39673          BSCMI      1354 Commonwealth Avenue                         1354 Commonwealth Avenue
    17        39669          BSCMI      3371 Decatur Avenue                              3371 Decatur Avenue
    18        39279          BSCMI      2765 Kingsbridge Terrace                         2765 Kingbridge Terrace
    19        39676          BSCMI      2264 Creston Avenue                              2264 Creston Avenue
    20        39282          BSCMI      2773-2779 Briggs Avenue                          2773-2779 Briggs Avenue
    22        40255          BSCMI      Eden Prairie Mall                                125 Eden Prairie Center
    25        38460          BSCMI      Linden Plaza                                     1601 West Edgar Road
   26.1       38898          BSCMI      Shops at Park Place                              6401 West Plano Parkway
   26.2       38898          BSCMI      Shaw's New Britain                               1045 West Main Street
    26        38898          BSCMI      Inland TX-CT Retail Portfolio (Roll Up)          Various
   27.1       39083          BSCMI      Sandy Plains Village                             4651 Woodstock Road
   27.2       39083          BSCMI      Clearwater Crossing                              7380 Spout Springs Road
   27.3       39083          BSCMI      Goody's Family Clothing                          2630 Georgetown Drive
    27        39083          BSCMI      Inland Georgia Retail Portfolio (Roll UP)        Various
    28        39444          BSCMI      Largo Towne Center                               806 Largo Center Drive
    34        39207          BSCMI      Denbigh Village Center                           14346 Warwick Boulevard
    35        39085          BSCMI      Hillsboro Market Center                          880 North East 25th Avenue
    36        39564          BSCMI      Crossroads Plaza                                 1520 Route 38
    38        39179          BSCMI      Anderson Central Shopping Center                 651 Highway By Pass 28
    39        39086          BSCMI      Killian Hill Center                              4051 Stone Mountain Highway
    40        39328          BSCMI      Manchester Stop & Shop                           286 Broad Street
    45        39568          BSCMI      Lexington Place                                  5454 Sunset Boulevard
    46        39219          BSCMI      Camfield Corners                                 8610 - 8650 Camfield Street
    47        38608          BSCMI      1454 State Route 9                               1454 State Route 9
    49        39439          BSCMI      Kensington Place                                 1715 - 1741 South Rutherford Boulevard
    53        39566          BSCMI      Houston Square                                   215 Russell Parkway
    54        38549          BSCMI      Eckerd Piedmont                                  915 Anderson Street
    56        39463          BSCMI      Broward Financial Center                         500 East Broward Boulevard
   58.1       39550          BSCMI      2155 Iron Point Road                             2155 Iron Point Road
   58.2       39550          BSCMI      11120 International Drive                        11120 International Drive
    58        39550          BSCMI      Evergreen Portfolio C (Roll Up)                  Various

Sequence
 Number        City         State      Zip Code   Mortgage Rate (%)    AmortizationBasis  Original Balance    Cut-off Balance
    5      Bronx              NY         10456         5.101%              ACT/360            3,617,000          3,604,663
    6      Bronx              NY         10453         5.101%              ACT/360            2,465,000          2,456,592
    7      Bronx              NY         10458         4.908%              ACT/360            4,210,000          4,205,429
    8      Bronx              NY         10451         4.851%              ACT/360            4,112,000          4,101,820
    10     Bronx              NY         10456         4.851%              ACT/360            3,981,000          3,971,144
    11     Bronx              NY         10452         4.851%              ACT/360            3,692,000          3,682,859
    12     Bronx              NY         10455         5.101%              ACT/360            3,654,000          3,641,537
    14     Bronx              NY         10456         4.850%              ACT/360            3,347,000          3,343,317
    15     Bronx              NY         10452         4.850%              ACT/360            1,969,000          1,966,833
    16     Bronx              NY         10472         4.850%              ACT/360            1,150,000          1,148,734
    17     Bronx              NY         10467         4.908%              ACT/360            2,936,000          2,932,812
    18     Bronx              NY         10463         4.863%              ACT/360            2,914,000          2,910,803
    19     Bronx              NY         10453         4.850%              ACT/360            2,230,000          2,227,546
    20     Bronx              NY         10458         4.863%              ACT/360            1,989,000          1,986,818
    22     Eden Prairie       MN         55344         4.670%              ACT/360           87,000,000         87,000,000
    25     Linden             NJ         07036         5.125%              ACT/360           25,250,000         25,164,292
   26.1    Plano              TX         75093                                               13,127,000         13,127,000
   26.2    New Britain        CT         06053                                                6,450,000          6,450,000
    26     Various          Various     Various        4.684%               30/360           19,577,000         19,577,000
   27.1    Roswell            GA         30075                                                9,900,000          9,900,000
   27.2    Flowery Branch     GA         30542                                                7,800,000          7,800,000
   27.3    Augusta            GA         30906                                                1,185,000          1,185,000
    27     Various            GA        Various        5.000%               30/360           18,885,000         18,885,000
    28     Largo              MD         20774         4.900%               30/360           17,200,000         17,200,000
    34     Newport News       VA         23602         4.940%               30/360           11,457,000         11,457,000
    35     Hillsboro          OR         97124         4.757%               30/360           10,355,000         10,355,000
    36     Lumberton          NJ         08048         4.581%               30/360            9,900,000          9,900,000
    38     Anderson           SC         29624         4.940%               30/360            8,600,000          8,600,000
    39     Lilburn            GA         30047         4.600%               30/360            7,250,000          7,250,000
    40     Manchester         CT         06040         4.755%               30/360            7,205,000          7,205,000
    45     Lexington          SC         29072         4.960%               30/360            5,300,000          5,300,000
    46     Charlotte          NC         28277         5.040%               30/360            5,150,000          5,150,000
    47     Lake George        NY         12845         5.190%              ACT/360            4,000,000          3,980,908
    49     Murfreesboro       TN         37130         4.910%               30/360            3,750,000          3,750,000
    53     Warner Robins      GA         31088         4.740%               30/360            2,750,000          2,750,000
    54     Piedmont           SC         29673         5.170%               30/360            1,100,000          1,100,000
    56     Fort Lauderdale    FL         33312         4.836%              ACT/360           46,500,000         46,500,000
   58.1    Folsom             CA         95630                                               21,400,000         21,290,008
   58.2    Rancho Cordova     CA         95670                                               11,200,000         11,142,434
    58     Various            CA        Various        5.570%              ACT/360           32,600,000         32,432,442

                   Remaining                                                                                      Primary
Sequence         Term to Stated                                             Monthly        Administrative Fee   Servicing Fee
 Number         Maturity (months)     Stated Maturity Date   Due Date       Payment               Rate              Rate
    5                  57                    1/1/2009           1st          19,641              0.032%            0.010%
    6                  57                    1/1/2009           1st          13,385              0.032%            0.010%
    7                  59                    3/1/2009           1st          22,364              0.032%            0.010%
    8                  58                    2/1/2009           1st          21,701              0.032%            0.010%
    10                 58                    2/1/2009           1st          21,010              0.032%            0.010%
    11                 58                    2/1/2009           1st          19,485              0.032%            0.010%
    12                 57                    1/1/2009           1st          19,842              0.032%            0.010%
    14                 59                    3/1/2009           1st          17,662              0.032%            0.010%
    15                 59                    3/1/2009           1st          10,390              0.032%            0.010%
    16                 59                    3/1/2009           1st           6,068              0.032%            0.010%
    17                 59                    3/1/2009           1st          15,596              0.032%            0.010%
    18                 59                    3/1/2009           1st          15,400              0.032%            0.010%
    19                 59                    3/1/2009           1st          11,768              0.032%            0.010%
    20                 59                    3/1/2009           1st          10,511              0.032%            0.010%
    22                 84                    4/1/2011           1st         449,647              0.032%            0.010%
    25                 57                    1/1/2009           1st         137,483              0.072%            0.050%
   26.1
   26.2
    26                 55                   11/1/2008           1st          76,416              0.032%            0.010%
   27.1
   27.2
   27.3
    27                 80                   12/1/2010           1st          78,688              0.032%            0.010%
    28                 80                   12/1/2010           1st          70,233              0.032%            0.010%
    34                 80                   12/1/2010           1st          47,165              0.032%            0.010%
    35                 82                    2/1/2011           1st          41,049              0.032%            0.010%
    36                 58                    2/1/2009           1st          37,793              0.032%            0.010%
    38                 80                   12/1/2010           1st          35,403              0.032%            0.010%
    39                 80                   12/1/2010           1st          27,792              0.032%            0.010%
    40                 56                   12/1/2008           1st          28,550              0.032%            0.010%
    45                 81                    1/1/2011           1st          21,907              0.032%            0.010%
    46                 80                   12/1/2010           1st          21,630              0.032%            0.010%
    47                 57                    1/1/2009           1st          23,829              0.032%            0.010%
    49                 81                    1/1/2011           1st          15,344              0.032%            0.010%
    53                 57                    1/1/2009           1st          10,863              0.032%            0.010%
    54                 78                   10/1/2010           1st           4,739              0.032%            0.010%
    56                 59                    3/1/2009          10th         190,518              0.032%            0.010%
   58.1
   58.2
    58                 79                   11/1/2010           1st         186,534              0.032%            0.010%


                Remaining                                                 Original
Sequence    Master Servicing         Ownership                          Amortization
 Number         Fee Rate             Interest            Crossed          (months)       ARD Loan     Grace Period
    5            0.030%             Fee Simple        Yes(BACM 04-2-C)       360            No              5
    6            0.030%             Fee Simple        Yes(BACM 04-2-C)       360            No              5
    7            0.030%             Fee Simple             No                360            No              5
    8            0.030%             Fee Simple             No                360            No              5
    10           0.030%             Fee Simple             No                360            No              5
    11           0.030%             Fee Simple             No                360            No              5
    12           0.030%             Fee Simple             No                360            No              5
    14           0.030%             Fee Simple             No                360            No              5
    15           0.030%             Fee Simple        Yes(BACM 04-2-D)       360            No              5
    16           0.030%             Fee Simple        Yes(BACM 04-2-D)       360            No              5
    17           0.030%             Fee Simple             No                360            No              5
    18           0.030%             Fee Simple             No                360            No              5
    19           0.030%             Fee Simple             No                360            No              5
    20           0.030%             Fee Simple             No                360            No              5
    22           0.030%             Fee Simple             No                360            No              0
    25           0.070%             Fee Simple             No                360            No              5
   26.1                             Fee Simple             No
   26.2                             Fee Simple             No
    26           0.030%             Fee Simple             No                 0             Yes             5
   27.1                             Fee Simple             No
   27.2                             Fee Simple             No
   27.3                             Fee Simple             No
    27           0.030%             Fee Simple             No                 0             No              5
    28           0.030%             Fee Simple             No                 0             No              5
    34           0.030%             Fee Simple             No                 0             No              5
    35           0.030%             Leasehold              No                 0             No              5
    36           0.030%             Fee Simple             No                 0             No              5
    38           0.030%             Fee Simple             No                 0             No              5
    39           0.030%             Fee Simple             No                 0             No              5
    40           0.030%             Fee Simple             No                 0             No              5
    45           0.030%             Fee Simple             No                 0             No              5
    46           0.030%             Fee Simple             No                 0             No              5
    47           0.030%             Fee Simple             No                300            No              5
    49           0.030%             Fee Simple             No                 0             No              5
    53           0.030%             Fee Simple             No                 0             No              5
    54           0.030%             Fee Simple             No                 0             No              0
    56           0.030%             Fee Simple             No                 0             No              0
   58.1                             Fee Simple             No
   58.2                             Fee Simple             No
    58           0.030%             Fee Simple             No                360            No              0

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES


        Representations and Warranties with respect to the Mortgage Loans


               For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

               Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

               1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in April 2004.

               2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Subject to the completion of all missing information (including, without limitation, the names of assignees and endorsees and missing recording information) in all instruments of transfer or assignment and endorsements, and the completion of all recording and filing contemplated hereby and by the Pooling and Servicing Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

               3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in April 2004, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in April 2004.

               4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee.

               5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee.

               6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) the related Mortgaged Property has not been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

               7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

               8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

               9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

               10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

               11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

               12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), is included in the Servicing File; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions that were recommended in the environmental site assessment, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions; (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; or (I) a party or parties unrelated to the related Borrower has been identified as the responsible party for such circumstances or conditions and the Borrower is not a responsible party for such circumstances or conditions. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

               13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

               14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage greater than or equal to gross rentals for at least 12 months. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year look back with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or
(ii) the improvements for the Mortgaged Property are insured against earthquake damage. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. With respect to each Mortgage Loan that has a principal balance as of origination date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). At origination, the Seller received evidence that each Mortgaged Property was insured by a commercial general liability policy in an amount not less than $1,000,000 per occurrence. Under each insurance policy either (A) the Seller is named as mortgagee under a standard mortgagee clause or (B) the Seller is named as an additional insured or loss payee, and in each case is entitled to receive thirty (30) days' prior notice as holder of the Mortgage of termination or cancellation.

               15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

               16. Borrower Bankruptcy. To the Seller's knowledge, no Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

               17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

               18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

               (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

               (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

               (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

               (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

               (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

               (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

               (g) Such Ground Lease, together with extension options that are exercisable by the Borrower or by the lender upon its taking possession of the Borrower's leasehold interest, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

               (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

               (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

               (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

               (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                    19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2)).

                    20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

                    21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment..

                    22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

                    23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

                    24. No Mechanics' Liens. To the Seller's knowledge, (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

                    25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

                    26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities, (b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

                    27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool.

                    28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements or (b) the payment of a release price and, if required by the related Mortgage Loan documents, prepayment consideration in connection therewith; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. None of the release provisions in any Mortgage Loan if exercised would render such Mortgage Loan an "unqualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

                    29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i).

                    30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

                    31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

                    32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

                    33. No Material Default. There exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II or by the exceptions set forth on Schedule IIA.

                    34. Due-on-Sale. Subject to exceptions set forth in the related Mortgage, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

                    35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

                    36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

                    37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

                    38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property to the extent that the failure to deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

                    39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

                    40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

                    41. Servicing Rights. Except as otherwise contemplated in this Agreement (or in the Agreement to Appointment of Servicer dated as of the Cut-off Date between the Seller and the Master Servicer), no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

                    42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

                    43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

                    44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

                    45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America. 46. Servicing and Collection. The servicing of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller is legal, proper and prudent in all material respects.

                    47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

                    48. UCC Financing Statements. UCC Financing Statements have been filed and/or recoded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

                    49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied, based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter, the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

                    50. Legal Compliance - Origination, Funding and Servicing. As of the date of its origination and to the Seller's knowledge as of the Cut-off Date, each Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                           SCHEDULE IIA TO BSCMI MLPA

                  Exceptions to Representations and Warranties

REP NO.                          LOAN NO.     LOAN NAME               EXPLANATION
------------------------         --------     ---------------------   -----------------------------------------

12
Environmental Conditions         38460        Linden Plaza            The Mortgage Loan Seller has required
                                                                      a secured creditor environmental
                                 38549        Eckerd Piedmont         insurance policy for the Mortgaged
                                                                      Properties or accepted one in lieu of
                                 39083        Sandy Plains Village    a recourse carve out.

                                              Denbiegh Village
                                 39207        Center
---------------------------------------------------------------------------------------------------------------
14                                                                    See Attached Schedule A2 regarding
Insurance                                                             Notice Provisions regarding
                                                                      Cancellation/Termination/Changes to
                                                                      Insurance Policies

                                 38549        Eckerd Piedmont         Borrower is allowed to self insure.
                                                                      Borrower's parent, Inland Retail Real
                                                                      Estate Trust, Inc. has guaranteed
                                                                      losses that would otherwise be
                                                                      covered by terrorism insurance.

---------------------------------------------------------------------------------------------------------------
21                               38898        Inland TX-CT Retail     Mortgage Loan is  an Anticipated
ARD Loans                                     Portfolio               Repayment Date Loan.

---------------------------------------------------------------------------------------------------------------
28                               38898        Inland TX-CT Retail     Mortgage Loan provides for the
Releases/Substitution of                      Portfolio               release of one or more properties
Mortgaged Property                                                    upon payment of 115% of the allocated
                                                                      loan amount with DSCR (2.65x) and LTV
                                                                      (60%) constraints.

                                 39285        1230 Teller Ave.        Mortgage Loan provides for the
                                                                      release of one or more properties
                                                                      upon payment of 115% of the allocated
                                                                      loan amount with DSCR (1.50x) and LTV
                                                                      (75%) constraints.

                                 39287        111 Mt. Hope Place      Mortgage Loan provides for the
                                                                      release of one or more properties
                                                                      upon payment of 115% of the allocated
                                                                      loan amount with DSCR (1.50x) and LTV
                                                                      (75%) constraints.

                                 39673        1354 Commonwealth Ave.  Mortgage Loan provides for the
                                                                      release of one or more properties
                                                                      upon payment of 115% of the allocated
                                                                      loan amount with DSCR (1.50x) and LTV
                                                                      (75%) constraints.

                                 39674        1344 University Ave.    Mortgage Loan provides for the
                                                                      release of one or more properties
                                                                      upon payment of 115% of the allocated
                                                                      loan amount with DSCR (1.50x) and LTV
                                                                      (75%) constraints.

                                 39083        Inland Georgia Retail   Mortgage Loan provides for the
                                              Portfolio               release of one or more properties
                                                                      upon payment of 115% of the allocated
                                                                      loan amount with DSCR (2.72x) and LTV
                                                                      (56%) constraints.

                                 39550        Evergreen Portfolio C   Mortgage Loan provides for the
                                                                      release of the 1120 International
                                                                      Drive property upon payment of 125%
                                                                      of the allocated loan amount with
                                                                      DSCR and LTV (75%) constraints, and
                                                                      provides for substitution of the 1120
                                                                      International Drive property.

---------------------------------------------------------------------------------------------------------------
34                               39550        Evergreen Portfolio C   The related Mortgagor has incurred
Due on Sale                                                           additional nonaffiliated debt that is
                                                                      not secured by the Mortgaged Property.

---------------------------------------------------------------------------------------------------------------
42
Non-Recourse Exceptions          38549        Eckerd Piedmont         Non-recourse provisions go to the
                                                                      Mortgagor and to Inland Retail Real
                                                                      Estate Trust, Inc., but not to a
                                                                      "natural person".

                                 38898        Inland TX-CT Retail     Non-recourse provisions go to the
                                              Portfolio               Mortgagor and to Inland Western
                                                                      Retail Real Estate Trust, Inc., but
                                                                      not to a "natural person".

                                 39083        Inland Georgia Retail   Non-recourse provisions go to the
                                              Portfolio               Mortgagor and to Inland Retail Real
                                                                      Estate Trust, Inc., but not to a
                                                                      "natural person".

                                 39085        Hillsboro Market        Non-recourse provisions go to the
                                              Center                  Mortgagor only.

                                 39086        Killian Hill Center     Non-recourse provisions go to the
                                                                      Mortgagor only.

                                 39179        Anderson Central        Non-recourse provisions go to the
                                              Shopping Center         Mortgagor and to Inland Retail Real
                                                                      Estate Trust, Inc., but not to a
                                                                      "natural person".


                                 39207        Denby Village Center    Non-recourse provisions go to the
                                                                      Mortgagor and to Inland Retail Real
                                                                      Estate Trust, Inc., but not to a
                                                                      "natural person".

                                 39219        Camfield Corners        Non-recourse provisions go to the
                                                                      Mortgagor and to Inland Retail Real
                                                                      Estate Trust, Inc., but not to a
                                                                      "natural person".




                                 39328        Manchester Stop & Shop  Non-recourse provisions go to the
                                                                      Mortgagor and to Inland Retail Real
                                                                      Estate Trust, Inc., but not to a
                                                                      "natural person".

                                 39439        Kensington Place        Non-recourse provisions go to the
                                                                      Mortgagor and to Inland Retail Real
                                                                      Estate Trust, Inc., but not to a
                                                                      "natural person".

                                 39444        Largo Towne Center      Non-recourse provisions go to the
                                                                      Mortgagor and to Inland Retail Real
                                                                      Estate Trust, Inc., but not to a
                                                                      "natural person".


                                 39463        Broward Financial       Non-recourse provisions go to the
                                              Center                  Mortgagor and to Investor Properties
                                                                      Limited and Koger Limited, but not to
                                                                      a "natural person".

                                 39564        Crossroads Plaza        Non-recourse provisions go to the
                                                                      Mortgagor and to Inland Retail Real
                                                                      Estate Trust, Inc., but not to a
                                                                      "natural person".

                                 39566        Houston Square          Non-recourse provisions go to the
                                                                      Mortgagor and to Inland Retail Real
                                                                      Estate Trust, Inc., but not to a
                                                                      "natural person".

                                 39568        Lexington Place         Non-recourse provisions go to the
                                                                      Mortgagor and to Inland Retail Real
                                                                      Estate Trust, Inc., but not to a
                                                                      "natural person".

                                 40255        Eden Prairie Mall       Non-recourse provisions go to the
                                                                      Mortgagor only.


---------------------------------------------------------------------------------------------------------------

                                  Schedule A2

                                                                 Property Certificate          Liability Certificate
                                                                 Termination Cancellation      Termination Cancellation
Loan ID   Loan Name                  Property Name               Language                      Language
-------------------------------------------------------------------------------------------------------------------------

38460     Linden Plaza               Linden Plaza                Will give 30 day notice       Endeavor to give 10 day
                                                                                               notice; separate
                                                                                               umbrella certificate to
                                                                                               endeavor to give 30 day
                                                                                               notice

-------------------------------------------------------------------------------------------------------------------------
38549     Eckerd Piedmont            Eckerd Piedmont             30 day notice cancellation    Endeavor to give 30 day
                                                                 applies; for BI, will give    notice; separate
                                                                 30 day notice                 umbrella certificate to
                                                                                               give 30 day notice

-------------------------------------------------------------------------------------------------------------------------
38608     1454 State Route 9         1454 State Route 9          Endeavor to give 30 day       Endeavor to give 30 day
                                                                 notice                        notice

-------------------------------------------------------------------------------------------------------------------------
38898     Inland TX-CT Retail        Shaw's New Britain          Will give 30 day notice       Endeavor to give 30 day
          Portfolio                                                                            notice

-------------------------------------------------------------------------------------------------------------------------
38898     Inland TX-CT Retail        Shops at Park Place         Will give 30 day notice       Endeavor to give 30 day
          Portfolio                                                                            notice

-------------------------------------------------------------------------------------------------------------------------
39083     Inland Georgia Retail      Goody's Family Clothing     Will give 30 day notice       Will give 30 day notice
          Portfolio

-------------------------------------------------------------------------------------------------------------------------
39083     Inland Georgia Retail      Sandy Plains Village        Will give 30 day notice       Will give 30 day notice
          Portfolio

-------------------------------------------------------------------------------------------------------------------------
39083     Inland Georgia Retail      Clearwater Crossing         Will give 30 day notice       Will give 30 day notice
          Portfolio                  Shopping Center

-------------------------------------------------------------------------------------------------------------------------
39085     Hillsboro Market Center    Hillsboro Market Center     Will give 30 day notice       Endeavor to give 30 day
                                                                                               notice

-------------------------------------------------------------------------------------------------------------------------
39086     Killian Hill Center        Killian Hill Center         Will give 30 day notice       Endeavor to give 30 day
                                                                                               notice

-------------------------------------------------------------------------------------------------------------------------
39179     Anderson Central           Anderson Central            Will give 30 day notice       Will give 30 day notice
          Shopping Center            Shopping Center

-------------------------------------------------------------------------------------------------------------------------
39207     Denbigh Village Center     Denbigh Village Center      Will give 30 day notice       Will give 30 day notice

-------------------------------------------------------------------------------------------------------------------------
39219     Camfield Corners           Camfield Corners            Will give 30 day notice       Will give 30 day notice

-------------------------------------------------------------------------------------------------------------------------
39279     2765 Kingsbridge Terrace   2765 Kingbridge Terrace     Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39282     2773-79 Briggs Avenue      2773-2779 Briggs Avenue     Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39283     111 East 167th Street      111 East 167th Street       Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39284     690 Gerard Avenue          690 Gerard Avenue           Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39285     1230 Teller Avenue         1230 Teller Avenue          Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39286     610 Trinity Avenue         610 Trinity Avenue          Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39287     111 Mount Hope Place       111 Mount Hope Place        Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39328     Manchester Stop & Shop     Manchester Stop & Shop      Will give 30 day notice       Endeavor to give 30 day
                                                                                               notice

-------------------------------------------------------------------------------------------------------------------------
39376     230 E. 167th Street        230 East 167th Street       Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39439     Kensington Place           Kensington Place            Will give 30 day notice       Will give 30 day notice

-------------------------------------------------------------------------------------------------------------------------
39444     Largo Towne Center         Largo Town Center           Will give 30 day notice       Will give 30 day notice

-------------------------------------------------------------------------------------------------------------------------
39463     Broward Financial Center   Broward Financial Center    Endeavor to give 60 day       Endeavor to give 30 day
                                                                 notice                        notice

-------------------------------------------------------------------------------------------------------------------------
39550     Evergreen Portfolio C      2155 Iron Point Road        Endeavor to give 30 day       Endeavor to give 30 day
                                                                 notice                        notice

-------------------------------------------------------------------------------------------------------------------------
39550     Evergreen Portfolio C      11120 International Drive   Will give 30 day notice       Endeavor to give 30 day
                                                                                               notice

-------------------------------------------------------------------------------------------------------------------------
39564     Crossroads Plaza           Crossroads Plaza            Will give 30 day notice for   Will give 30 day notice
                                                                 cancellation/changes; 10
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39566     Houston Square             Houston Square              Will give 30 day notice       Will give 30 day notice

-------------------------------------------------------------------------------------------------------------------------
39568     Lexington Place            Lexington Place             Will give 30 day notice       Will give 30 day notice

-------------------------------------------------------------------------------------------------------------------------
39669     3371-73 Decatur Avenue     3371-3373 Decatur Avenue    Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39670     1210 Sherman Avenue        1210 Sherman Avenue         Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39673     1354 Commonwealth Avenue   1354 Commonwealth Avenue    Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39674     1344 University Avenue     1344 University Avenue      Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39676     2264 Creston Avenue        2264 Creston Avenue         Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
39677     2300 Grand Concourse       2300 Grand Concourse        Will give 30 day notice for   Endeavor to give 30 day
                                                                 cancellation/changes; 10      notice
                                                                 day notice for nonpayment

-------------------------------------------------------------------------------------------------------------------------
40255     Eden Prairie Mall          Eden Prairie Mall           Endeavor to give 30 day       Endeavor to give 30 day
                                                                 notice                        notice

-------------------------------------------------------------------------------------------------------------------------